EXHIBIT 21

                       THE ALLSTATE CORPORATION (Delaware)

                             OPERATING SUBSIDIARIES


WHOLLY-OWNED SUBSIDIARIES
(Listed by direct owner of stock)

         THE ALLSTATE CORPORATION
         Allstate Insurance Company (Illinois)
         Allstate International Insurance Holdings, Inc. (Delaware) Allstate Non-Insurance Holdings, Inc. (Delaware)

         ALLSTATE INSURANCE COMPANY (Subsidiary of The Allstate Corporation) AEI Group, Inc. (Delaware)
         Allstate Holdings, Inc. (Delaware)
         Allstate Indemnity Company (Illinois)
         Allstate International Inc. (Delaware)
         Allstate Investment Management Company (Delaware)
         Allstate Life Insurance Company (Illinois)
         Allstate New Jersey Holdings, Inc. (Delaware)
         Allstate Property and Casualty Insurance Company (Illinois) Allstate Texas Lloyd's, Inc. (Texas)
         Deerbrook Insurance Company (Illinois)
         Forestview Mortgage Insurance Co. (California)
         Forty Fifth & Main Redevelopment Corp. (Missouri)
         General Underwriters Agency, Inc. (Illinois)
         Pinebrook Mortgage Insurance Company (Illinois)
         The Northbrook Corporation (Nebraska)

         ALLSTATE INTERNATIONAL INSURANCE HOLDINGS, INC. (Subsidiary of The Allstate Corporation)
         Allstate Services, Inc. (Japan)

         ALLSTATE NON-INSURANCE HOLDINGS, INC. (Subsidiary of The Allstate Corporation)
         Tech-Cor, Inc. (Delaware)

         ALLSTATE HOLDINGS, INC. (Subsidiary of Allstate Insurance Company) Allstate Floridian Insurance Company (Illinois)
         Allstate Floridian Indemnity Company (Illinois)

         ALLSTATE NEW JERSEY HOLDINGS, INC. (Subsidiary of Allstate Insurance Company)
         Allstate New Jersey Insurance Company (Illinois)

         ALLSTATE LIFE INSURANCE COMPANY (Subsidiary of Allstate Insurance Company)
         Allstate Insurance Company of Canada (Canada)
         Allstate Life Financial Services, Inc. (Delaware)
         Allstate Life Insurance Company of New York (New York)
         Allstate Settlement Corporation (Nebraska)
         Glenbrook Life and Annuity Company (Illinois)
         Laughlin Group Holdings, Inc. (Delaware)
         Lincoln Benefit Life Company (Nebraska)
         Northbrook Life Insurance Company (Illinois)
         Surety Life Insurance Company (Nebraska)

         AEI GROUP, INC. (Subsidiary of Allstate Insurance Company) Allstate Motor Club, Inc. (Delaware)
         Direct Marketing Center, Inc. (Delaware)
         Enterprises Services Corporation (Delaware)
         Rescue Express, Inc. (Delaware)
         Roadway Protection Auto Club, Inc. (Delaware)

         ALLSTATE INTERNATIONAL INC. (Subsidiary of Allstate Insurance Company) Allstate International Holding GmbH (Germany)


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         ALLSTATE  INSURANCE  COMPANY OF CANADA  (Subsidiary  of  Allstate  Life
         Insurance Company
         Allstate Life Insurance Company of Canada (Canada)

         LAUGHLIN GROUP HOLDINGS, INC. (Subsidiary of Allstate Life Insurance Company)
         Bank Insurance Services, LLC (Oregon)
         Florence Financial Services, Inc. (Alabama)
         Investor Financial Services, Inc. (Nevada)
         Laughlin Analytics, Inc. (Oregon)
         Laughlin Educational Services, Inc. (Oregon)
         Laughlin Group Advisors, Inc. (Oregon)
         Lee Financial Services, Inc. (Illinois)
         Lifemark Financial and Insurance Agency, LLC (New York)
         Lifemark Financial & Insurance Services, Inc. (California)
         Lifemark Insurance Services of California, Inc. (California)
         Provest Insurance Services, Inc. (Indiana)
         Provest Insurance Services, Inc. (Kentucky)
         Provest Insurance Services, Inc. (Pennsylvania)
         Security Financial Network, Inc. (Florida)
         Security Financial Network, Inc. (Georgia)
         The Laughlin Direct Advantage Agency, Inc. (Delaware)
         The Laughlin Group, Inc. (Oregon)

         LINCOLN BENEFIT LIFE COMPANY (Subsidiary of Allstate Life Insurance Company)
         Lincoln Benefit Financial Services, Inc.(Delaware)

         ALLSTATE INTERNATIONAL HOLDING GMBH
         Allstate Direct Versicherungs-Aktiengesellschaft (Germany) Allstate Werbung und Marketing GmbH (Germany)
         Allstate Diretto Assicurazioni Danni S.p.A (Italy)1

LESS THAN WHOLLY-OWNED SUBSIDIARIES
         Allstate Automobile and Fire Insurance Company, Ltd. (Japan)
                  5% owned by Allstate International Inc.
         Samshin Allstate Life Insurance Company, Ltd. (South Korea)
                  50% owned by Allstate International Inc.

OTHER SIGNIFICANT COMPANIES
         Allstate County Mutual Insurance Company (Texas)
                  A mutual company owned by policy holders. Officers and employees of Allstate Insurance Company serve as directors and officers of Allstate County Mutual Insurance Company

         Allstate Texas Lloyd's (Texas)
                  An insurance syndicate organized under the laws of Texas. Allstate Texas Lloyd's, Inc. (a direct wholly-owned subsidiary of Allstate Insurance Company) is the attorney-in-fact for this syndicate.





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1 Allstate  International  Holding  GmbH owns 90% of this  company and  Allstate
International Insurance Holdings, Inc. owns 10%.